CONSENT OF INDEPENDENT AUDITORS


Crest View, Inc.


     We hereby consent to the use in this Amendment No. 2 to the Registration Statement on Form SB-2 of our report dated August 20, 2001, relating to the financial statements of Crest View, Inc. (a development stage company), and to the reference to our firm under the caption "Experts" in the registration statement.


                                                  /s/ Lazar Levine & Felix LLP
                                                  ----------------------------
                                                      LAZAR LEVINE & FELIX LLP

New York, New York
September 17, 2001